SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE CHINA FUND, INC.

Payment of Filing Fee (Check the appropriate box:)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

January 19, 2006

Dear Stockholders:

The Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at 9:00 A.M. on Thursday, March 9, 2006, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are the election of two Fund Directors. Stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them. The Board of Directors recommends that you elect to the Board the nominees who are standing for election.

Respectfully,

/s/    MARY MORAN ZEVEN

MARY MORAN ZEVEN

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 9, 2006

To the Stockholders of

The China Fund, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 9, 2006, at 9:00 A.M., local time, for the following purposes:

1.	To elect two Class I Directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2009.

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 6, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors,

/s/    MARY MORAN ZEVEN

MARY MORAN ZEVEN

Secretary

January 19, 2006

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 9, 2006, at 9:00 A.M., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy are being mailed to stockholders on or about January 19, 2006. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors described in this Proxy Statement. Abstentions are included in the determination of the number of shares present and voting at the meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions will have no effect on Proposal 1 for which the required vote is a majority of the votes cast.

The Board of Directors has fixed the close of business on January 6, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 14,496,220 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2005 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o the Altman Group, Inc., 1275 Valley Brook Ave., Lyndhurst, New Jersey 07071, Attention: Sylvia Hermina or by calling (800) 249-7105.

PROPOSAL 1.—ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2006; Class II, 2007; and Class III, 2008. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The terms of Messrs. James J. Lightburn and Joe O. Rogers will expire at the 2006 Annual Meeting of Stockholders. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Messrs. Lightburn and Rogers to serve for terms expiring on the date on which the Annual Meeting of Stockholders is held in 2009, or until their respective successors are elected and qualified. These two nominees have indicated that they will serve if elected. If either of these nominees should be unable to serve, an event not now anticipated, the proxies shall be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions will have no effect on the outcome of the election.

Information Concerning Nominees and Members of the Board of Directors

The following table provides information concerning each of the Directors and the nominees of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and therefore is deemed to be :independent.” The nominees are listed first in the table. The terms of the Class II and Class III Directors do not expire this year.

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Independent Nominees
Class I
James J. Lightburn (62) 13, Rue Alphonse de Neuville 75017 Paris, France	Attorney, Nomos (2004-present); Attorney, member of Hughes Hubbard & Reed (1993-2004).	1992	1	$10,001-$50,000	$10,001-$50,000

Joe O. Rogers (57) 2477 Foxwood Drive Chapel Hill, NC 27514	The Rogers Team LLC, organizing member (July 2001-present); Manager, The J-Squared Team LLC (April 2003-May 2004); Executive Vice President of Business Development, PlanetPortal.com, Inc. (September 1999-May 2001); Director, The Taiwan Fund, Inc. (1986-present).	1992	1	$10,001-$50,000	$10,001-$50,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current Directors. The dollar value of the shares is based upon the market price on January 3, 2006.

(2)	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. There is one fund in the fund complex overseen by the Directors.

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Independent Directors
Class II
Michael F. Holland (61) 375 Park Avenue New York, New York 10152	Chairman, Holland & Company L.L.C. (1995-present); Director, The Holland Balanced Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.	1992	1	$50,001-$100,000	$50,001-$100,000

Class III

Alan Tremain (70) 58 Avenue de la Reale Port la Galere Theoule-sur-Mer 06590 France	Chairman of the Board of the Fund; Chairman, Hotels of Distinction Ventures, Inc. (1989-2005); Chairman, Hotels of Distinction (International), Inc. (1974-2005).	1992	1	$50,001-$100,000	$50,001-$100,000

Nigel S. Tulloch (59) 7, Circe Circle Dalkeith WA6009 Australia	Chief Executive, HSBC Asset Management Bahamas Limited (1986-1992); Director, The HSBC China Fund Limited (1992-2005).	1992	1	$10,001-$50,000	$10,001-$50,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current Directors. The dollar value of the shares is based upon the market price on January 3, 2006.

(2)	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. There is one fund in the fund complex overseen by the Directors.

The Fund’s Board of Directors has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of Directors who are not interested persons of the Fund, and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Lightburn, Rogers, Tremain and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met four times during the fiscal year ended October 31, 2005.

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). Currently, the Nominating and Compensation Committee does not consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com). The Nominating and Compensation Committee evaluates candidate’s qualifications for Board membership and their independence from the Fund’s managers and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by a Nominating and Compensation Committee-recommended candidate and there is not a specific process for identifying such candidates. The Nominating Committee met once during the fiscal year ended October 31, 2005.

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, one Director attended the 2005 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and seven special meetings during the fiscal year ended October 31, 2005. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2005. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 2005.

Officers of the Fund

Mr. Gary L. French (age 54), President of the Fund since September 12, 2003, also serves as Senior Vice President of State Street Bank and Trust Company.

Mr. William C. Cox (age 39), Treasurer of the Fund since June 9, 2005, also serves as Vice President of State Street Bank and Trust Company.

Ms. Mary Moran Zeven (age 44), Secretary of the Fund since June 13, 2002, also serves as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company.

Mr. Peter A. Ambrosini (age 61), Chief Compliance Officer of the Fund since September 30, 2004, also serves as Senior Principal and Chief Compliance and Risk Management Officer, SSgA Funds Management, Inc. and State Street Global Advisors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was US$219,500 during the year ended October 31, 2005 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was US$116,591. Each Director currently receives fees, paid by the Fund, of US$2,000 for each directors’ meeting and committee meeting attended and an annual fee of either US$27,500 (for the Chairman of the Fund) or US$10,000 (for the other non-affiliated directors).

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2005.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Michael F. Holland	$42,000	—	—	$42,000
James J. Lightburn	$40,000	—	—	$40,000
Joe O. Rogers	$38,000	—	—	$38,000
Alan Tremain	$59,500	—	—	$59,500
Nigel S. Tulloch	$40,000	—	—	$40,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.

(2)	There in one fund in the fund complex overseen by the Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Annual Meeting. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

GENERAL INFORMATION

Fund Management and Administration

Martin Currie Inc. (“Martin Currie”) acts as investment manager for the portion of the Fund’s assets allocated for investment in listed securities pursuant to an Investment Advisory and Management Agreement between Martin Currie and the Fund. The principal business address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, United Kingdom.

Asian Direct Capital Management (“ADCM”) acts as direct investment manager for the portion of the Fund’s assets allocated for investment in direct investments pursuant to a direct investment management agreement between ADCM and the Fund. The principal business address of ADCM is 32/F, Exchange Square II, 8 Connaught Place, Hong Kong. State Street Bank and Trust Company is an affiliate of ADCM.

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

The Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” of the Fund (as defined in the 1940 Act), selected Deloitte & Touche LLP (“Deloitte”) to act as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2006. Deloitte acted as the independent registered public accounting firm for the fiscal year ended October 31, 2005. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting of Stockholders, but they are expected to be available to make a statement and respond to appropriate questions. The Fund changed independent registered public accounting firms for the fiscal year ended October 31, 2005.

On March 10, 2005, the Fund’s Board of Directors, upon the recommendation of the Audit Committee, appointed Deloitte as the Fund’s independent registered public accountant. The previous report issued by KPMG LLP (“KPMG”) on the Fund’s financial statements for the fiscal year ended October 31, 2004 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal year ended October 31, 2004 (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Deloitte as the independent registered public accountant to audit the Fund’s financial statements beginning in fiscal year ending October 31, 2005. During the Fund’s fiscal year ended October 31, 2004 and the interim period commencing March 10, 2005, neither the Fund nor anyone on its behalf has consulted Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Audit Fees.    For the fiscal year ended October 31, 2005, Deloitte billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

For the fiscal year ended October 31, 2004, KPMG, the Fund’s previous independent registered public accounting firm, billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.    For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section “Audit Fees” above.

For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section “Audit Fees” above.

Tax Fees.    For the fiscal year ended October 31, 2005, Deloitte billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2004, KPMG billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.    For the fiscal year ended October 31, 2005, Deloitte billed the Fund US$13,500 for the provision of security counts. For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the 1934 Act. All of the audit and tax services described above for which Deloitte or KPMG billed the Fund fees for the fiscal years ended October 31, 2005 and October 31, 2004 were pre-approved by the Audit Committee. For the fiscal years ended October 31, 2005 and October 31, 2004, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Deloitte or KPMG.

For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by Deloitte for services rendered to State Street Bank and Trust Company, an affiliate of the Fund’s direct investment manager, ADCM, was approximately US$700,000. The non-audit services provided to State Street Bank and Trust Company were not related directly to the operations and financial reporting of the Fund. During this period, Deloitte did not provide any services to Martin Currie.

For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by KPMG for services rendered to State Street Bank and Trust Company, an affiliate of the Fund’s direct investment manager, ADCM, was US$14 million. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund.

The Fund’s Audit Committee has determined that the provision of non-audit services by Deloitte to State Street Bank and Trust Company is compatible with maintaining Deloitte’s independence.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2005 with management of the Fund and with Deloitte, and has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Deloitte required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with Deloitte its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2005 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Alan Tremain—Audit Committee Chairman

James J. Lightburn—Audit Committee Member

Joe O. Rogers—Audit Committee Member

Michael F. Holland—Audit Committee Member

Nigel S. Tulloch—Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund’s outstanding shares as of December 31, 2005. This information is based on publicly available Schedule 13D, Schedule 13G and Schedule 13F disclosures that management is aware of, filed with the Securities and Exchange Commission.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained the Altman Group, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500, plus out of pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this meeting are not received by March 9, 2006, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2007 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund, 225 Franklin Street, Boston, Massachusetts 02110) not later than September 15, 2006. Any stockholder who desires to bring a proposal at the Fund’s 2007 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund, 225 Franklin Street, Boston, Massachusetts 02110), not before December 9, 2006 and not later than January 8, 2007.

By order of the Board of Directors,

/s/    MARY MORAN ZEVEN

MARY MORAN ZEVEN

Secretary

225 Franklin Street

Boston, Massachusetts

January 19, 2006

THE CHINA FUND, INC.

C/O COMPUTERSHARE

P.O. BOX 8694

EDISON, NJ 08818-8694

☒    Please mark votes as in this example.

THE CHINA FUND, INC.

1.	To elect two Class I Directors, each to serve a term expiring on the date on which the annual meeting of stockholders is held in 2009 or his successor is elected and qualified.

Class I Nominees: (01) James J. Lightburn, (02) Joe O. Rogers
☐ FOR ALL NOMINEES ☐ WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card.    ☐

Signature:                                                           Date:                      Signature:                                                           Date:

THE CHINA FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders—March 9, 2006

The undersigned stockholder of The China Fund, Inc. (the “Fund”) hereby appoints Mary Moran Zeven, William C. Cox and Gary L. French, or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 9:00 a.m., local time, on March 9, 2006, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposal 1 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January 19, 2006.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?